Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant  |X|

Filed by a party other than the registrant  |_|

Check the appropriate box:

|_|  Preliminary proxy statement   |_| Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           Focus Enhancements, Inc.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

         Common Stock

(2)      Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


(4)      Proposed maximum aggregate value of transaction:


(5)      Total fee paid:


|_|      Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                            FOCUS ENHANCEMENTS, INC.
                                 142 North Road
                          Sudbury, Massachusetts 01776
                                 (508) 371-2000

                           --------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           --------------------------


TO THE STOCKHOLDERS:

         An Annual Meeting of Stockholders of FOCUS Enhancements, Inc., a Delaware corporation, will be held on Friday, July 31, 1998, at 9:00 a.m., at the Burlington Marriott, Burlington, Massachusetts, for the following purposes:

         1. To elect two Class II directors to serve for a three-year term.

         2. To consider and act upon a proposal to ratify the selection of the firm of Wolf & Company, P.C. as independent auditors for the fiscal year ending December 31, 1998.

         3. To transact such other business as may properly come before the meeting and any adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on May 30, 1998 are entitled to notice of and to vote at the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.



                                          By Order of the Board of Directors,



                                          THOMAS L. MASSIE
                                          Chairman of the Board and
                                          Chief Executive Officer

April 30, 1998

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

                            FOCUS ENHANCEMENTS, INC.
                                 142 North Road
                          Sudbury, Massachusetts 01776
                                 (508) 371-2000

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------


                                 April 30, 1998

         Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of FOCUS Enhancements, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Friday, July 25, 1997, at 9:00 a.m., at the Burlington Marriott, Burlington, Massachusetts.

         Only stockholders of record as of June 30, 1998 will be entitled to vote at the Meeting and any adjournments thereof. As of that date, 15,539,836 shares of Common Stock, $.01 par value, of the Company were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Meeting. Stockholders may vote in person or by proxy.

         Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by notice to the Secretary of the Company at any time before it is exercised.

         The persons named as attorneys in the proxies are directors and officers of the Company. All properly executed proxies returned in time to be counted at the Meeting will be voted and, with respect to the election of the Board of Directors, will be voted as stated below under "Election of Directors." Any stockholder submitting a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name on the space provided on the proxy. In addition to the election of Directors, the stockholders will consider and vote upon a proposal to ratify the selection of Wolf & Company, P.C. as auditors, as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR if no specification is made.

         The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum. A "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting. All other matters being submitted to stockholders require the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter.

         The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all proxies received by the Company will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         The Company's Annual Report on Form 10-KSB, containing financial statements for the fiscal year ended December 31, 1997, is being mailed contemporaneously with this proxy statement to all stockholders entitled to vote. This proxy statement and the form of proxy were first mailed to stockholders on or about the date above.

                          SECURITY OWNERSHIP OF CERTAIN

                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock on June 30, 1998 by (i) each person known to the Company who beneficially owns 5% or more of the 15,539,836 outstanding shares of its Common Stock, (ii) each director of the Company, (iii) each executive officer identified in the Summary Compensation Tables below, and
(iv) all directors and executive officers of the Company as a group. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.
                                                Amount of Beneficial Ownership
                                                ------------------------------

     Name and Address                               Number
    of Beneficial Owner                            of Shares      Percent(1)
    -------------------                            ---------      ----------
JNC Opportunity Fund Ltd. (2)                     1,092,150          7.02
Smith-Barney Fundamental Value Fund, Inc.         1,000,000          6.43
Thomas L. Massie (3)                                852,982          5.29
John C. Cavalier(4)                                 164,771           *
William B. Coldrick(5)                              349,784          2.51
Timothy E. Mahoney (6)                               33,333           *
Brett A. Moyer (7)                                   83,333           *
Thomas Hamilton (8)                                  26,667           *
Steve R. Morton (9)                                  26,667           *
All officers and directors as a group (8          1,637,180          9.85
persons)(10)
------------------------------------
*        Less than 1% of the outstanding Common Stock.

(1) Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares.
(2) Does not include 327,645 shares issuable upon exercise of warrants that are not currently exercisable.
(3) Includes 72,821 shares of Common Stock held by Mr. Massie's wife and children. Also includes 416,667 shares issuable pursuant to stock options exercisable at June 30, 1998 or within 60 days thereafter but excludes 333,333 shares issuable pursuant to outstanding stock options that are not currently exercisable.
(4) Includes 6,438 shares of Common Stock held in trust with Mr. Cavalier's wife. Also includes 158,333 shares issuable pursuant to stock options exercisable at June 30, 1998, or within 60 days thereafter. Excludes 66,667 shares issuable pursuant to outstanding stock options that are not currently exercisable.
(5) Includes 41,450 shares of Common Stock held jointly with Mr. Coldrick's wife. Also includes 308,334 shares of Common Stock issuable pursuant to outstanding stock options exercisable at June 30, 1998, or within 60 days thereafter. Excludes 66,666 shares of Common Stock issuable
         pursuant  to   outstanding   stock   options  that  are  not  currently
         exercisable.
(6) Includes 33,333 shares issuable pursuant to stock options exercisable at June 30, 1998, or within 60 days thereafter. Does not include 66,667 shares issuable pursuant to outstanding stock options that are not exercisable at June 30, 1998, or within 60 days thereafter.
(7) Includes 83,333 shares issuable pursuant to stock options exercisable at June 30, 1998, or within 60 days thereafter. Does not include 166,667 shares issuable pursuant to outstanding stock options that are not exercisable at June 30, 1998, or within 60 days thereafter.
(8) Includes 26,667 shares issuable pursuant to stock options exercisable at June 30, 1998, or within 60 days thereafter. Does not include 53,333 shares issuable pursuant to outstanding stock options that are not exercisable at June 30, 1998, or within 60 days thereafter.
(9) Includes 26,667 shares issuable pursuant to stock options exercisable at June 30, 1998, or within 60 days thereafter. Does not include 53,333 shares issuable pursuant to outstanding stock options that are not exercisable at June 30, 1998, or within 60 days thereafter.
(10) Includes 553,845 shares of Common Stock. Also includes 1,083,335 shares issuable pursuant to options and warrants to purchase Common Stock exercisable at June 30, 1998, or within 60 days thereafter.

                              ELECTION OF DIRECTORS

         In accordance with the Company's Second Restated Certificate of Incorporation, the Company's Board of Directors is divided into three classes. Two Class I Directors, Messrs. Massie and Cavalier, were elected at the Annual Meeting of Stockholders on July 15, 1996 for a term ending on the date of the Annual Meeting of Stockholders to be held in 1999. One of the Class II directors, Mr. Coldrick, was elected at the Annual Meeting of Stockholders on August 18, 1995, and the other Class II director, Mr. Mahoney, was elected by the Board of Directors at a meeting held on March 19, 1997. Each of Messrs. Coldrick and Mahoney were elected for a term ending on the date of the Annual Meeting of Stockholders being held in 1998. Each of Messrs. Coldrick and Mahoney are seeking re-election at the Meeting for a term of three years.

         The Class II Director nominees, William B. Coldrick and Timothy E. Mahoney, are currently serving as directors. Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for any individual nominee will be voted (unless one or both nominees are unable or unwilling to serve) FOR the election of both nominees. The Board of Directors knows of no reason why any such nominees should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person or for fixing the number of directors at a lesser number.

         The following table sets forth for each nominee to be elected at the Meeting and for each director whose term of office will extend beyond the Meeting, the year each such nominee or director was first elected a director, the positions currently held by each nominee or director with the Company, the year each nominee's or director's term will expire and the class of director of each nominee or director.

Nominee's or Director's Name            Position(s) Held                  Year Term           Class of
and Year Nominee or                                                       Will Expire          Director
Director First Became Director

Thomas L. Massie                        Chairman of the Board,               1999                   I
    1991                                  President and Chief
                                          Executive Officer

John C. Cavalier                        Director                             1999                   I
    1992

William B. Coldrick                     Director                             1998                   II
    1993

Timothy E. Mahoney                      Director                             1998                   II
    1997

                 OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the Class II nominees to be elected at the Meeting, the current directors who will continue to serve as directors beyond the Meeting, and the executive officers of the Company, their ages, and the positions currently held by each such person with the Company.

                  Name                          Age                    Position
                  ----                          ---                    --------
Thomas L. Massie                                 37            Chairman of the Board, and Chief Executive
                                                                 Officer
William B. Coldrick(2)                           56            Vice Chairman of the Board
Brett A. Moyer                                   40            President and Chief Operating Officer
Christopher P. Ricci                             33            Sr. Vice President, General Counsel and Secretary
Gary Cebula                                      39            Vice President of Finance and Administration, and Treasurer
Steve R. Morton                                  49            Vice President of Engineering and Chief
                                                                Technical Officer
Thomas Hamilton                                  48            Vice President of Business Development
Timothy E. Mahoney(1)(2)                         41            Director
John C. Cavalier (1)                             57            Director
--------------------

(1)      Member of the Compensation Committee.
(2)      Member of the Audit Committee.

Directors to be Elected at the Meeting

         William B. Coldrick has served as a Director of the Company since January 1993, Vice Chairman of the Company since July 1994 and as Executive Vice President of the Company from July 1994 to May 1995. Mr. Coldrick is currently a principal of Enterprise Development Partners, a consulting firm serving emerging growth companies that he founded in April 1997. From July 1996 to April 1997, Mr. Coldrick was Vice President and General Manager of Worldwide Channel Operations for the Computer Systems Division of Unisys Corp. In March 1991, Mr. Coldrick retired as Senior Vice President, U.S. Sales, for Apple Computer, Inc., which he joined in 1982. As Senior Vice President, U.S. Sales, for Apple Computer, Mr. Coldrick was responsible for leading all sales, support, service, distribution and channel activities for Apple throughout the United States. Previously at Apple, Mr. Coldrick held the position of Vice President and General Manager for Western Operations, and was responsible for overseeing sales, marketing, service and support for Apple's largest business unit in the field organization. In a prior position as National Sales Director, U.S. Sales, Mr. Coldrick directed the expansion of the U.S. field sales force. Mr. Coldrick also held the position of Area Sales Director of the Northeast Area. Before joining Apple, Mr. Coldrick spent 14 years with Honeywell Information Systems, where he held a number of positions including Regional Marketing Director. Mr. Coldrick holds a Bachelor of Science degree in Marketing from Iona College in New Rochelle, New York.

         Timothy E. Mahoney has served as Director of the Company since March 1997. He has more than 18 years of experience in the computing industry. Mr. Mahoney founded Union Atlantic L.C., in 1994, a merchant bank providing professional management and capital for emerging technology companies. Since 1996, Mr. Mahoney has served as Chairman of Tallard Technologies BV, a PC products distributor / value added reseller serving Latin America. From 1991 to 1994 he was President of SyQuest Technology, SyDos Division, responsible for expanding distribution channels for SyQuest's hard disk drive products. From 1986 to 1991, Mr. Mahoney was President of Rodine Systems, Inc., a provider of Macintosh mass storage peripherals. He earned his BA degree in computer science and business from West Virginia University and an MBA degree from George Washington University.

Directors Whose Terms Extend Beyond the Meeting

         Thomas L. Massie is Chairman of the Board, President, Chief Executive Officer, and a co-founder of the Company. From 1990 to January 1992, Mr. Massie was the Senior Vice President of Articulate Systems, responsible for worldwide sales, marketing and operations. Articulate Systems is a developer and manufacturer of voice control and communications products for the PC marketplace. From February 1986 to 1990, Mr. Massie was the Chairman of the Board, Executive Vice President and founder of MASS Microsystems. MASS Microsystems is a publicly-held developer of multimedia hardware products and high-end removal storage subsystems for the Apple Macintosh marketplace.

         John C. Cavalier has served as a Director of the Company since May 1992. He has more than 29 years of business management experience. Since November 1996, Mr. Cavalier has been President, CEO and a Director of MapInfo Corporation, a software developer. Prior thereto, Mr. Cavalier joined Amdahl Company in early 1993 as Vice President and General Manager of Huron, Amdahl's software business. In July of 1993, he was also appointed President and CEO of Antares Alliance Group, a joint venture between Amdahl and EDS. From July 1990 to July 1992, he was President, Chief Executive Officer and a director of Bimillenium Company, a software development company. Bimillenium is a developer of scientific software for the Macintosh and UNIX marketplace. From April 1987 to January 1992, Mr. Cavalier was a Director of MASS Microsystems. He was
President, Chief Executive Officer and a director of ShareBase Company, a database systems company, from November 1987 to June 1990. He earned his undergraduat degree from the University of Notre Dame and an MBA from Michigan State University.

Executive Officers

         Brett A. Moyer joined the Company as President and Chief Operating Officer in May 1997. Mr. Moyer brings over 10 years of global sales, finance and general management experience from Zenith Electronics Corporation, where he was most recently the Vice President and General Manager of Zenith's Commercial Products Division. Mr. Moyer has also served as Vice President of Sales Planning and Operations at Zenith where he was responsible for forecasting, customer service, distribution, MIS, and regional credit operations. Mr. Moyer has Bachelor of Arts in Economics from Beloit College in Wisconsin and a Masters of International Management with a concentration in finance and accounting from The American Graduate School of International Management (Thunderbird).

         Christopher P. Ricci joined the Company as Sr. Vice President, General Counsel and Secretary in March 1998. Mr. Ricci has a wide range of legal, business and management experience. Prior to joining FOCUS, Mr. Ricci led the intellectual property group for the Boston business-law firm of Sullivan & Worcester, LLP from 1996 to 1998. Mr. Ricci advised a diverse client base in connection with patent and trademark prosecution, licensing of technology in both domestic and foreign markets, advising companies on methods of protecting and exploiting intellectual property, as well as supporting litigation and corporate acquisitions. Mr. Ricci also worked as in-house counsel to Polaroid Corporation from 1993 to 1996. Prior to entering the legal profession, Mr. Ricci worked for five years as an electrical engineer designing computer control systems. Mr. Ricci received his law degree from New England School of Law. He graduated from the University of Massachusetts at Amherst with a bachelor's degree in electrical engineering and a minor in applied mathematics. He has also earned a certificate in software engineering from Northeastern University. Mr. Ricci has lectured and been published both domestically and abroad on a variety of business-law related subjects.

         Gary Cebula joined the Company as Vice President of Finance and Administration, and Treasurer in April 1998. Prior to joining the Company, Mr. Cebula worked for Hanold Holding Corp. for two years and Continental Resources, Inc., for ten years. Mr. Cebula has over 15 years experience in finance, administration and operations management in high technology, manufacturing and service industries. His diversified background includes mergers and acquisitions, strategic planning, entity consolidations, financial reporting, cash management and debt restructuring. Mr. Cebula is a graduate of General Electric's Financial Management Program, and earned a BS in Accounting and an MS in Taxation from Bentley College in Waltham, Massachusetts.

         Steve R. Morton joined the Company as Vice President of Engineering and Chief Technical Officer in September 1996 as a result of the acquisition of TView, Inc. Mr. Morton was a co-founder of TView, Inc., where he served as Executive Vice President. He also is a co-developer of the proprietary video processing technology used in the Company's PC to TV products acquired by the Company in connection with the acquisition of TView. Prior to founding TView, Inc. in 1992, Mr. Morton spent 22 years a Tektronix Inc., where he served as the general manager of the Digital Signal Processing Group and Engineering Manager for the Spectrum Analyzer division. Mr. Morton holds a BSEE from Oregon State University and an MSEE from the University of Portland.

         Thomas Hamilton joined the Company as Vice President of Business Development in September 1996 as a result of the acquisition of TView, Inc. Mr. Hamilton was a co-founder of TView, Inc., where he served as Vice President. He co-developed proprietary Video Processing technology central to Focus' business. Prior to TView, Hamilton was the vice president of engineering at Summit Design, an IC design software company, in Beaverton, Ore. for five years. Before that he served for 12 years as an engineering and marketing manager for several divisions at Tektronix Inc., Wilsonville, Ore. Hamilton has a BS in Mathematics from Oregon State University in Corvallis, Ore.

Board Meetings and Committees

         The Board of Directors met four times during the fiscal year ended December 31, 1997. None of the Directors attended fewer than 75% of the meetings held during the period. The Board of Directors also took action by unanimous written consent in lieu of a meeting on six occasions during 1997. The Compensation Committee of the Board, of which Messrs. Cavalier and Mahoney are members, sets the compensation of the Chief Executive Officer, reviews and approves the compensation arrangements for all other officers of the Company and administers the Company's 1992 Plan. The Compensation Committee took action by unanimous written consent in lieu of a meeting on two occasions during the fiscal year ended December 31, 1997. The Audit Committee of the Board, of which Messrs. Mahoney and Coldrick are members, reviews all financial functions of the Company, including matters relating to the appointment and activities of the Company's auditors. The Audit Committee met two times during the fiscal year ended December 31, 1997. The Board of Directors does not currently have a standing nominating committee.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

         The following table sets forth certain information with respect to the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1997, 1996, and 1995, of those persons who were, at December 31, 1997, (i) the Company's Chief Executive Officer and
(ii) other executive officers of the Company receiving total cash and bonus compensation in excess of $100,000 (the "Named Officers"). The Company did not grant any restricted stock awards or stock appreciation rights or make any long term incentive plan payouts to the individuals named in the tables below during the fiscal year indicated.

                                                     SUMMARY COMPENSATION TABLE

                                                             Annual Compensation (1)
                                                             -----------------------
            Name and                   Fiscal            Salary           Bonus        Other Annual
       Principal Position               Year               ($)             ($)      Compensation($)(2)    Options/SAR(4)
       ------------------               ----               ---             ---      ------------------    --------------
Thomas L. Massie                        1997            $150,000            --              --               500,000(5)
      CEO and Chairman of the Board     1996            $150,000            --              --                  --
                                        1995            $129,166        $50,000         $11,538(3)           250,000

Brett Moyer                             1997            $130,000            --              --               250,000(5)
      President and Chief Operating     1996               --               --              --                  --
        Officer                         1995               --               --              --                  --

Steve R. Morton                         1997            $110,000            --              --                  --
      Vice President of Research &      1996               --               --              --                  --
        Development and Chief           1995               --               --              --                  --
        Technology Officer

Thomas Hamilton                         1997            $110,000            --              --                  --
      Vice President of Business        1996               --               --              --                  --
        Development                     1995               --               --              --                  --

------------------------------------

(1)      Includes salary and bonus payments earned by the Named Officers in the year indicated, for services rendered in such year, which were paid in the following year.
(2)      Excludes  perquisites and other personal  benefits,  the aggregate  annual amount of which for each officer was less than the lesser of $50,000 or 10% of the total salary and bonus reported.
(3)      Reflects the payment to Mr.  Massie in 1995 and 1994 of  compensation  for unused  vacation  time from 1994 and
         1993, respectively.
(4)      Long-term  compensation  table reflects the grant of  non-qualified  and incentive stock options granted to the named persons in each of the periods indicated.
(5)      None of these options were exercisable as of December 31, 1997.

         The following table sets forth information concerning options granted during the fiscal year ended December 31, 1997 to the executives named in the Summary Compensation Table above. The Company did not grant any stock appreciation rights during the fiscal year.

                                                      OPTION GRANTS IN LAST FISCAL YEAR


                                                                               Individual Grants
                                                     -----------------------------------------------------------
                                                                    Percentage of
                                                  Shares            Total Options
                                                 Subject to          Granted to
                                                  Options           Employees in          Exercise        Expiration
                   Name                           Granted            FY 1997(1)            Price             Date
                   ----                           -------            ----------            -----             ----

Thomas L. Massie                                  500,000              35.8%                $1.88            3/19/02

Brett Moyer                                       250,000              17.9%                $1.75            4/21/02

Thomas Hamilton                                     -0-                 -0-                  -0-               -0-

Steve Morton                                        -0-                 -0-                  -0-               -0-
------------------------------------

(1)      Net of cancellations, a total of 1,396,356 options were granted to employees, directors and consultants in 1997 under the Company's stock option plans, the purpose of which is to provide  incentives to employees,  directors and consultants who are in positions to make significant contributions to the Company.

         The following table sets forth information concerning option exercises during fiscal year 1997 and the value of unexercised options as of December 31, 1997 held by the executives named in the Summary Compensation Table above.

                             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES


                                                                                                         Value of
                                                                              Number of                Unexercised,
                                                                             Unexercised               In-the-Money
                                                                              Options at                Options at
                                    Shares                                December 31, 1997         December 31, 1997
                                  Acquired on            Value              (Exercisable/             (Exercisable/
                                  Exercise(#)          Realized($)          Unexercisable)          Unexercisable)(1)
                                  -----------          -----------          --------------          -----------------

Thomas L. Massie                      -0-                  -0-           250,000 (Exercisable)     $521,875    (Exercisable)
                                                                         500,000 (Unexercisable)   $653,750    (Unexercisable)

Brett Moyer                           -0-                  -0-                 0 (Exercisable)     $      0    (Exercisable)
                                                                         250,000 (Unexercisable)   $359,375    (Unexercisable)

Thomas Hamilton                       -0-                  -0-            26,667 (Exercisable)     $ 12,200.15 (Exercisable)
                                                                          53,333 (Unexercisable)   $ 24,399.85 (Unexercisable)

Steve Morton                          -0-                  -0-            26,667 (Exercisable)     $ 12,200.15 (Exercisable)
                                                                          53,333 (Unexercisable)   $ 24,399.85 (Unexercisable)
------------------------------------

(1)      Value is based on the difference  between option exercise price and the fair-market  value at December 31, 1997
         ($3.19  per  share,  the  closing  price as quoted on the  NASDAQ  Small-Cap  Market at the close of trading on
         December 31, 1997) multiplied by the number of shares underlying the option.

Employment Agreements

         The Company and Thomas L. Massie are parties to an Employment Contract effective January 1, 1992, as amended to date, which renews automatically such that it is always effective for a period of three years, subject to certain termination provisions. This Employment Contract includes a one-year non-competition provision following termination of employment. Pursuant to this Employment Contract, Mr. Massie serves as Chairman of the Board, President and Chief Executive Officer of the Company at a base salary of $150,000 per year. This Employment Contract requires a lump-sum severance payment to Mr. Massie of three times his aggregate compensation or allowances then in effect if Mr. Massie is terminated without cause during the term of the contract. In addition, the vesting of all options held by Mr. Massie shall be accelerated so as to be immediately exercisable. The Employment Contract provides for bonuses as determined by the Board of Directors and employee benefits, including health and disability insurance, in accordance with the Company's policies.

         The Company and Brett Moyer are parties to an Employment Contract effective May 15, 1997, which renews automatically after May 15, 2000, for one year terms, subject to certain termination provisions. Pursuant to this Employment Contract, Mr. Moyer serves as President and Chief Operating Officer of the Company at a base salary of $130,000 per year. This Employment Contract requires the vesting of all options held by Mr. Massie shall be accelerated so as to be immediately exercisable if Mr. Moyer is terminated without cause during the term of the contract. The Employment Contract provides for bonuses as determined by the Board of Directors and employee benefits, including health and disability insurance, in accordance with the Company's policies.

         The Company and Steven Morton are parties to an Employment Contract effective October 17, 1996, which renews automatically after October 17, 1997, for one year terms, subject to certain termination provisions. Pursuant to this Employment Contract, Mr. Morton serves as Vice President of Hardware Engineering at a base salary of $110,000 per year. This Employment Contract requires the vesting of all options held by Mr. Morton shall be accelerated so as to be immediately exercisable if Mr. Morton is terminated without cause during the term of the contract. The Employment Contract provides for bonuses as determined by the Board of Directors and employee benefits, including health and disability insurance, in accordance with the Company's policies.

         The Company and Thomas Hamilton are parties to an Employment Contract effective October 17, 1996, which renews automatically after October 17, 1997, for one year terms, subject to certain termination provisions. Pursuant to this Employment Contract, Mr. Hamilton serves as Vice President of Research & Development at a base salary of $110,000 per year. This Employment Contract requires the vesting of all options held by Mr. Hamilton shall be accelerated so as to be immediately exercisable if Mr. Hamilton is terminated without cause during the term of the contract. The Employment Contract provides for bonuses as determined by the Board of Directors and employee benefits, including health and disability insurance, in accordance with the Company's policies.

Compensation of Directors

         In 1997, no Director received any cash compensation for his services as a director.

         Directors who are employees of the Company do not receive any cash compensation for the services as directors. On October 15, 1993, the Board of Directors of the Company adopted the 1993 Directors Plan, subject to approval by the Company's stockholders. The 1993 Directors Plan authorized the grant on October 15, 1993 of a stock option for 25,000 shares of Common Stock to each member of the Company's Board of Directors who at the time was neither an employee nor officer of the Company, subject t approval by the Company's stockholders. An option was granted to each of Messrs. Coldrick and Cavalier, the members of the Board of Directors entitled to participate in the 1993 Directors Plan. These options have an exercise price of $2.625 per share, the fair-market value on the date of grant.

         On July 15, 1996, the Company's stockholders approved the 1995 Directors Plan. The 1995 Directors Plan authorized the grant on August 18, 1995 of a stock option for 100,000 shares of Common Stock to each member of the Company's Board of Directors who is neither an employee nor officer of the Company subject to approval by the Company's stockholders. An option was granted to each of Messrs., Cavalier and Crocker, the members of the

Board of Directors entitled to participate in the 1995 Directors Plan. Such options have an exercise price of $3.81, the fair-market value on the date of grant. Upon joining the Board of Directors, March 1, 1996, Mr. Shaver was granted a stock option of 100,000 shares of Common Stock at an exercise price of $4.125, the fair-market value on the date of grant.

         On March 19, 1997, the Board of Directors elected to terminate the 1995 Directors Plan and all options granted thereunder. By a unanimous vote of the Directors, the Board established the 1997 Directors Plan and authorized the grant of options to purchase up to 1,000,000 shares of Common Stock under the plan. On March 19, 1997, options to purchase 200,000 shares at an exercise price of $1.88 per share were granted to each of Messr. Cavalier and options to purchase 100,000 shares at an exercise price of $1.88 per share were granted to each of Messrs. Coldrick and Mahoney. All of the options are subject to various vesting provisions.

                             SECTION 16 REQUIREMENTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on the Company's review of the copies of such forms received by it or written representations from certain reporting persons, the Company believe that during the year ended December 31, 1997, all filing requirements applicable to its directors, executive officers and greater-than-10% beneficial owners were met.

                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected the firm of Wolf & Company, P.C., independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 1998. Wolf & Company, P.C. has acted as the Company's independent auditor since June, 1996. It is expected that a member of Wolf & Company, P.C. will be present at the Annual Meeting of Stockholders with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ITS SELECTION OF WOLF & COMPANY, P.C. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                          TRANSACTION OF OTHER BUSINESS

         The Board of Directors of the Company knows of no other matters which may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at the next annual meeting of stockholders of the Company must be received at the Company's principal executive offices not later than December 31, 1998. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail Return Receipt Requested.

                            EXPENSES AND SOLICITATION

         The cost of solicitation by proxies will be borne by the Company, and in addition to directly soliciting stockholders by mail, the Company may request banks and brokers to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may be made of some stockholders in person or by mail or telephone.



                                      -10-